UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2020
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Veeva Systems Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-36121	20-8235463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (925) 452-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.
On June 25, 2020, Veeva Systems Inc. (“Veeva”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Veeva’s stockholders voted on two proposals, each of which is described in more detail in the definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 12, 2020 (the “2020 Proxy Statement”).
Only stockholders of record as of the close of business on May 1, 2020, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 134,844,358 shares of Veeva’s Class A common stock and 15,185,511 shares of Veeva’s Class B common stock were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of Class A common stock of Veeva was entitled to one vote for each share of Class A common stock held as of the close of business on the record date, and each holder of Class B common stock of Veeva was entitled to ten votes for each share of Class B common stock held as of the close of business on the record date. The Class A common stock and Class B common stock voted as a single class on all matters.
The matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below.
Proposal 1: Each of the following nominees were elected to serve as Class I directors until the 2023 annual meeting of stockholders or until his successor has been duly elected and qualified. The vote for each director nominee is set forth in the table below:

NAME	FOR	WITHHOLD	BROKER NON-VOTES
Mark Carges	259,487,789	1,197,169	14,104,078
Paul E. Chamberlain	260,129,087	555,871	14,104,078
Paul Sekhri	216,342,219	44,342,739	14,104,078
Proposal 2: The appointment of KMPG LLP as Veeva’s independent registered public accounting firm for the fiscal year ending January 31, 2021 was ratified by the stockholders based on the following results of voting:

FOR	AGAINST	ABSTAIN
273,703,375	937,565	148,096

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

		By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated:	June 26, 2020